UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 3, 2016

AXIOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-195950	46-3389613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11637 Orpington St., Orlando, FL	32817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(407) 412-6432

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

On October 3, 2016, our board of directors of approved the selection of Anthony Kam & Associates Ltd, Certified Public Accountants ("AKAM") as our independent registered public accounting firm replacing Sadler, Gibb & Associates, LLC ("Sadler Gibb").

(a) Dismissal of Independent Registered Public Accounting Firm

On October 3, 2016, our board of directors approved the dismissal of Sadler Gibb as the Company's independent registered public accounting firm, and our Company accordingly notified Sadler Gibb of such action effective as of that date.

The reports of Sadler Gibb on our Company's financial statements for each of the two fiscal years ended December 31, 2015, and December 31, 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to our Company's ability to continue as a going concern for the fiscal year ended December 31, 2015.

In addition, during the fiscal years ended December 31, 2015, and December 31, 2014, as well as during the subsequent interim period preceding October 3, 2016, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between our Company and Sadler Gibb with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Sadler Gibb, would have caused Sadler Gibb to make reference to the subject matter of the disagreement in its reports on our Company's financial statements with respect to such periods.

Furthermore, no reportable events occurred within the periods covered by Sadler Gibb's reports on our Company's financial statements, or subsequently up to the date of Sadler Gibb’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

Our Company has provided Sadler Gibb with a copy of the foregoing disclosures, and has requested that Sadler Gibb review such disclosures and provide a letter addressed to the Securities and Exchange Commission ("SEC") stating whether they agree with the statements made herein. Attached as Exhibit 16.1 is a copy of Sadler Gibb letter addressed to the SEC relating to the statements made by our Company in this report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective October 4, 2016, our company engaged AKAM as our new independent registered public accounting firm. During the years ended December 31, 2015 and 2014, and through October 4, 2016, the date our Company engaged AKAM, our Company did not consult with AKAM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Sadler, Gibb & Associates, LLC dated October 4, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIOM HOLDINGS, INC.

/s/ Low Tuan Lee
Low Tuan Lee
Chief Executive Officer, Chief Financial Officer and Director
Date: October 5, 2016

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